Critical accounting estimates	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Critical accounting estimates
3.	Critical accounting estimates

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and adopt assumptions that affect the reported amounts of assets and liabilities, revenue and expense and their disclosure. Therefore, variables and assumptions derived from past experience and other factors deemed relevant were used in preparing accompanying financial statements included in this report. These estimates and assumptions are reviewed on an ongoing basis and the changes to accounting estimates are recognized in the period in which the estimates are revised.

The significant accounting policies, including the variables and assumptions used in the estimates, and the relevant sensitivity of those judgments to different scenarios and conditions are described below:

3.1.	Sales revenues

In the Defense & Security segment, a significant portion of revenue is derived from long-term development and construction contracts with the Brazilian and foreign governments, revenue from which is recognized by the POC method, using incurred costs or physical progress as a reference for revenue measurement. In the case of contracts measured at incurred cost, the Company determines a margin at the start of the contract, which is applied to cost for revenue recognition purposes. During the course of the contract, the Company assesses the costs incurred, adjusting the margin if necessary to reflect variations in cost in relation to the projection and adjusting revenue recognition based upon projected costs to completion. Should the total costs of work in progress be 10% lower than Management’s estimates, the revenue recognized in 2017 would increase by US$ 299.2 if they were 10% higher, it would drop by US$ 354.9.

3.2.	Residual value guarantees

The residual value guarantees granted on aircraft sales may be exercised at the end of a financing contract between a financial agent and the customer/operator of these aircraft. The guarantees are initially measured at fair value and are revised quarterly to reflect changes in relation to the fair value of these commitments. The residual value guarantees may be exercised if the quoted market value is lower than the future fair value guaranteed. The future fair value is estimated in accordance with third party evaluation of the aircraft, including information from sale or leasing of similar aircraft in the secondary market. Refer to Note 28.4.5 for a sensitivity analysis of residual value guarantees.

3.3.	Impairment

The impairment test considers the Company’s medium and long-term strategic plan cash flows, brought to present value at the WACC rate compatible with the market and that reflects the shareholders’ expectations of return. In preparing or using this information, the Company uses estimates, as follows:

a)	Gross expected cash flow - the Management projected inflows and outflows based on past performance considering its business strategy and market development expectations. These projections also consider the efficiency gains planned for the product cycle;

b)	Growth rates - the growth rates were reflected in the revenue flow budgeted by the Company, consistent with the forecasts included in industry reports;

c)	Discount Rates - a WACC discount rate is used that reflects the expected return of investors at the time the calculation is made. This rate is also compared with the market to confirm its consistency;

Impairment of aircraft held in the Company’s fixed assets available for leasing to third parties is measured at fair value less cost to sell, not value-in-use. That is to say, assessment of the recoverable value of such aircraft considers assessment of their fair value in an active market and recognition of impairment if their carrying value is lower than the fair value.

The conclusion of the sensitivity analysis was that there would be no additional losses should the discount interest rate be 10% lower or higher than the rate used.

3.4.	Fair value of financial instruments

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Company uses its judgment to select a variety of methods, using assumptions based on market conditions at the end of each reporting period. The methods and calculations are the same as known valuation techniques normally used by the financial market. Refer to Note 28.4 for sensitivity analysis of financial instruments.

3.5.	Income taxes

The Company is subject to income taxes in multiple jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain. The Company also recognizes liabilities based on estimates of whether additional taxes will be due. When the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which the final amount is determined.

Because the Company’s tax is largely determined in Brazilian reais and its functional currency is the dollar, the income tax expense line is highly sensitive to the effects of changes in exchange rates, particularly those due to changes in non-monetary assets.

If the real had devalued or appreciated by 10% against the dollar in relation to the actual exchange rate at December 31, 2017, the deferred income tax expense would have been higher or lower by approximately US$ 141.3.

3.6.	Post-retirement benefits

The Company and certain of its subsidiaries have a post-employment medical benefit plan that provides medical care to retired employees. To identify the future exposure of this benefit and therefore its measurement in the financial statements, the Company and its subsidiaries use assumptions that are usually based on statistical data, often observed internally or supplied by institutes or entities dedicated to this type of activity.

Considering that these actuarial studies use assumptions such as discount rate, medical cost increase rate, morbidity rate (aging factor), mortality table, retirement probability and dismissal rate, largely based on statistical data, the definition of any reasonably possible change is very subjective. In this respect, an increase of 0.5% in the discount rate used in the actuarial calculation of the post-employment medical benefit granted by the Company would reduce its exposure at December 31, 2017 by US$ 2.8, while a reduction of 0.5% would increase the exposure by US$ 3.1. In the case of the medical cost growth rate, a 1% increase in the actuarial calculation would increase the Company’s exposure by US$ 6.6 and a 1% reduction would reduce its exposure by US$ 5.3.